UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  November 18, 2004


                             PENN OCTANE CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware               000-24394               52-1790357
          (State of              (Commission             (IRS Employer
          Incorporation)         File Number)            Identification No.)


          77-530 Enfield Land, Bldg D
          Palm Desert, California                         92211
          (Address of principal executive offices)        (Zip Code)

                                 (760) 772-9080
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01.  Entry  into  a  Material  Definitive  Agreement

     On November 18, 2004, Penn Octane Corporation ("Penn Octane") received a letter dated November 12, 2004, from RZB Finance LLC ("RZB") advising Penn Octane that RZB has amended its credit agreement with Penn Octane, as provided in the line letter dated October 17, 2004, to increase the amount subject to the uncommitted credit facility from $15 million to $20 million until March 31, 2005. In the same letter, RZB advised Penn Octane that the amount subject to the credit facility will revert back to $15 million as of March 31, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PENN OCTANE CORPORATION


                                     By: /s/ Ian T. Bothwell
                                        -------------------------
                                        Name: Ian T. Bothwell
                                        Title: Vice President, Chief Financial
                                               Officer, Treasurer and Assistant
                                               Secretary (Principal Financial
                                               and Accounting Officer

Date:  November  22,  2004